UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 22, 2020

STRATA SKIN SCIENCES, INC.
(Exact Name of Registrant Specified in Charter)

Delaware	000-51481	13-3986004
(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

5 Walnut Grove Drive, Suite 140, Horsham, Pennsylvania	19044
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:   215-619-3200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	SSKN	The NASDAQ Stock Market LLC

Item 1.01	Entry Into A Material Definitive Agreement.

On April 22, 2020, STRATA Skin Sciences, Inc. (the “Company”) received funding under a United States Small Business Administration (“SBA”) loan (the “PPP Loan”) from a commercial bank under the SBA’s Payroll Protection Program (“PPP”). The principal loan amount is $2,028,524. According to the rules and regulations of the enabling legislation and the PPP, the PPP Loan is forgivable in its entirety if the Company supplies verifying documentation that it has used 75% of the PPP Loan proceeds for covered payroll costs and not more than 25% of the PPP Loan proceeds for SBA approved non-payroll costs incurred before February 15, 2020, over the eight week period from the date of disbursement of the loan.

The foregoing description of the PPP Loan is qualified in its entirety by reference to the provisions of the Agreement, which is attached hereto as Exhibit 10.1 and is incorporated by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information about the PPP Loan disclosed in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Company’s efforts to conserve its cash resources during the COVID-19 pandemic, the executive officers of the Company requested that their accrued bonuses from the 2019 fiscal year, which were previously disclosed in Item 11 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 filed with the Securities and Exchange Commission (the “Commission”) on March 17, 2020, and the Board of Directors has deferred all second quarter board fees of $62 thousand.

When paid, Dr. Rafaeli will receive $157,930, per the calculations as set forth in his employment agreement and Mr. Hill will receive $49,287 pursuant to the Company’s executive incentive compensation program.

Item 7.01	Regulation FD Disclosure.

On April 27, 2020, the Company issued a press release announcing that it had the PPP Loan. The full text of such press release is furnished as Exhibit 99.1 to this report.

The information set forth under this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits:
10.1	Paycheck Protection Program Term Note, Disbursement Request & Authorization, and Errors and Omissions Agreement dated April 22, 2020.
99.1	Press release, dated April 27, 2020, of STRATA Skin Sciences, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATA SKIN SCIENCES, INC.

By:	/s/ Matthew C. Hill
Matthew C. Hill
Chief Financial Officer

Date April 27, 2020